WAIVER OF CREDIT AGREEMENT


         WAIVER dated as of March 29, 1998 to the Amended and Restated Credit Agreement dated as of January 23, 1998 (the Credit Agreement) among IOMEGA CORPORATION (the Borrower), the BANKS party thereto (the Banks), CITIBANK, N.A., as Administrative Agent and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the Documentation Agent).

                              W I T N E S S E T H :

         The parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to hereof, hereunder, herein and hereby and each other similar reference and each reference to this Agreement, and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Waiver of Maximum Cash Conversion Days Covenant. The Banks waive compliance with Section 5.14 of the Credit Agreement for the Fiscal Quarter ended March 29, 1998, provided that Cash Conversion Days for such Fiscal Quarter do not exceed 100.

     SECTION 3. Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 5. Effectiveness. This Waiver shall become effective as of the date hereof on the date when the Documentation Agent shall have received (i) from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof and
(ii) from the Borrower for the account of each Bank which has signed this Waiver a waiver fee of .05% of such Bank=s Commitment on such date.



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         IN WITNESS  WHEREOF,  the parties  hereto have caused this Waiver to be duly executed as of the date first above written.

                                     IOMEGA CORPORATION



                                     By:   /s/ Robert J. Simmons
                                           Name:    Robert J. Simmons
                                           Title:   Vice President and Treasurer

                                     CITIBANK, N.A.


                                     By:   /s/ Carolyn A. Kee
                                           Name:    Carolyn A. Kee
                                           Title:   Attorney-in-Fact


                                     MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK


                                     By:   /s/ John M. Mikolay
                                           Name:    John M. Mikolay
                                           Title:   Vice President


                                     FLEET NATIONAL BANK


                                     By:   /s/ William E. Rurode, Jr.
                                           Name:    William E. Rurode, Jr.
                                           Title:   Senior Vice President


                                     BANK OF AMERICA NATIONAL
                                           TRUST AND SAVINGS
                                           ASSOCIATION


                                     By:   /s/ Kevin Mc Mahon
                                           Name:    Kevin Mc Mahon
                                           Title:   Managing Director


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                                     FIRST SECURITY BANK, N.A.


                                     By:   /s/ Taft G. Meyer
                                           Name:    Taft G. Meyer
                                           Title:   Vice President


                                     KEYBANK NATIONAL ASSOCIATION


                                     By:   /s/ Richard J. Ameny, Jr.
                                           Name:    Richard J. Ameny, Jr.
                                           Title:   Assistant Vice President


                                     ABN AMRO BANK N.V.


                                     By:   /s/ Janice Dillon
                                           Name:    Janice Dillon
                                           Title:   Vice President


                                     By:   /s/ Richard R. DaCosta
                                           Name:    Richard R. DaCosta
                                           Title:   Vice President



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                                     THE SUMITOMO TRUST & BANKING
                                           CO., LTD., LOS ANGELES AGENCY


                                     By:   /s/ Tsukasa Tanigawa
                                           Name:    Tsukasa Tanigawa
                                           Title:   Vice President & Manager


                                   THE NORTHERN TRUST COMPANY


                                     By:   /s/ Jaron Grimm
                                           Name:    Jaron Grimm
                                           Title:   Vice President


                                     ISTITUTO BANCARIO SAN PAOLO DI
                                           TORINO S.P.A


                                     By:   /s/ Robert Wurster
                                           Name:    Robert Wurster
                                           Title:   First Vice President


                                     By:   /s/ Carlo Persico
                                           Name:    Carlo Persico
                                           Title:   DGM


                                     THE SANWA BANK, LIMITED, LOS
                                           ANGELES BRANCH


                                           By:
                                           Name:
                                           Title:




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                                     UNION BANK OF CALIFORNIA, N.A.


                                     By:   /s/ Tai M. Pham
                                           Name:    Tai M. Pham
                                           Title:   Vice President